Prospectus supplement dated January 9, 2018
to the following prospectus(es):
Nationwide Destination Freedom+, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, America's marketFLEX Edge Annuity dated May 1, 2017
America's marketFLEX Annuity dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 13, 2017, the Board of Trustees (the "Board") of the Goldman Sachs Variable Insurance Trust (the "Trust") approved a plan of liquidation (the "Plan of Liquidation") for the Goldman Sachs Variable Insurance Trust – Goldman Sachs Strategic Income Fund: Advisor Shares (the "Fund").
Therefore, the following changes apply to the contract:
•	Effective on or about January 19, 2018, the Fund will no longer be available to receive new purchase payments, except that existing contract owners of the Fund may continue to purchase or transfer shares of the Fund until on or about April 20, 2018.
•	The liquidation of the Fund is expected to occur on or about April 27, 2018 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Fund to any investment option available in your contract.
•	Any funds remaining in the Fund as of the Liquidation Date will be reallocated to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II (the "Acquiring Fund").
PROS-0373